SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2008

SOAPSTONE NETWORKS INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

000-30865	02-0493372
(Commission file number)	(I.R.S. employer identification no.)

296 Concord Road, Billerica, MA 01821

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (978) 715-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 17, 2008, Soapstone Networks Inc. (the “Company”) issued a press release regarding its financial results for the quarter ended March 31, 2008 and its intention to hold a conference call regarding this topic and future business and financial expectations. The Company’s press release is furnished as Exhibit 99.1 to this report. The information herein and in the press release is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

To supplement our consolidated financial statements presented herein in accordance with United States generally accepted accounting principles (“GAAP”), the Company also uses non-GAAP measures of net income (loss) and net income (loss) per diluted share, which are adjusted from results based on GAAP to exclude the impact of restructuring expenses, non-cash charges related to certain stock based compensation as well as charges and credits related to inventory and related items for the applicable periods. The Company does not believe that non-GAAP information is more accurate or important than GAAP measures, and these non-GAAP measures may be different from non-GAAP measures used by other companies. Management believes these non-GAAP financial measures enhance the user’s overall understanding of our current financial performance, primarily our results of operations, our prospects for the future and, in certain instances, our cash flow and liquidity and management uses these non-GAAP financial measures for the general purpose of analyzing and managing the Company’s business. Specifically, we believe the non-GAAP financial measures provide useful information to both management and investors by excluding certain charges that we believe are not indicative of our core operating results. In addition, we believe that the investment community has historically used our non-GAAP financial results to evaluate our financial performance, and we have historically reported both GAAP and non-GAAP results to the investment community. The presentation of this additional information is not meant to be considered superior to, in isolation from or as a substitute for results prepared in accordance with GAAP.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release dated April 17, 2008, announcing the Company’s results for the quarter ended March 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOAPSTONE NETWORKS INC.
Date: April 17, 2008
	By:	/s/ William J. Stuart
William J. Stuart
Chief Financial Officer, Senior Vice President of Finance, Secretary and Treasurer

Exhibit Index

99.1	Press release dated April 17, 2008, announcing the Company’s results for the quarter ended March 31, 2008.